GE INVESTMENT FUNDS, INC.

Small-Cap Equity Fund

Total Return Fund

Supplement dated September 13, 2010

To the Prospectus dated May 1, 2010, as supplemented on June 15, 2010,

and August 27, 2010

Small-Cap Equity Fund

At a meeting held on September 10, 2010, the Board of Directors of GE Investments Funds, Inc. (the “Company”) considered and approved the hiring of Kennedy Capital Management, Inc. (“Kennedy”) as an investment sub-adviser for the Small-Cap Equity Fund (the “Small-Cap Fund”) and a new sub-advisory agreement (the “Sub-Advisory Agreement”) between Kennedy and GE Asset Management Incorporated (the “Adviser”), on behalf of the Small-Cap Fund. Kennedy will serve as one of five sub-advisers to the Fund, and will manage a portion of the Fund’s assets allocated to it by the Adviser. Shareholders of the Fund will receive an information statement which will provide more information about Kennedy and the new Sub-Advisory Agreement.

Additionally, effective September 10, 2010, David Wiederecht replaces Judith A. Studer as one of the portfolio managers of the Small-Cap Fund.

In light of the appointment of Kennedy as a sub-adviser to the Small-Cap Fund as well as the foregoing change to one of the Fund’s portfolio managers, the Company’s Prospectus (“Prospectus”) is revised as follows, effective immediately:

1. On page 19 of the Prospectus, the sub-sections entitled “Investment Sub-Advisers” and “Portfolio Managers” under the section entitled “Portfolio Management” are deleted in their entirety and replaced with the following:

Investment Sub-Advisers

Champlain Investment Partners, LLC

GlobeFlex Capital, LP

Kennedy Capital Management, Inc.

Palisade Capital Management, L.L.C.

SouthernSun Asset Management, LLC

Portfolio Managers

The primary individual portfolio managers of the Fund are:

Portfolio Manager	Portfolio manager experience in this Fund	Primary title with Investment Adviser/ Sub-Advisers
David Wiederecht	Less than 1 year	President and Chief Investment Officer – Investment Strategies at GE Asset Management Incorporated

Jeffrey Schwartz	5 years	Senior Portfolio Manager at Palisade Capital Management, L.L.C.

Scott T. Brayman	1 year	Managing Partner and Chief Investment Officer at Champlain Investment Partners, LLC

Robert J. Anslow, Jr.	1 year	Managing Partner and Chief Investment Officer at GlobeFlex Capital, LP

Michael W. Cook	1 year	Chief Executive Officer and Chief Investment Officer at SouthernSun Asset Management, LLC

Frank Latuda, Jr.	Less than 1 year	Vice President, Director and Chief Investment Officer at Kennedy Capital Management, Inc.

2. On page 64 of the Prospectus under the section entitled “About the Investment Adviser — Investment Adviser and Administrator,” the third sentence of the fifth paragraph is deleted and replaced with the following:

For their services, GE Asset Management pays an investment sub-advisory fee to each of Palisade Capital Management, L.L.C. (Palisade), Champlain Investment Partners, LLC (Champlain), GlobeFlex Capital, LP (GlobeFlex), Kennedy Capital Management, Inc. (Kennedy) SouthernSun Asset Management, LLC (SouthernSun), Urdang Securities Management, Inc. (Urdang), and SSgA Funds Management, Inc. (SSgA FM).

3. On page 66 of the Prospectus under the section entitled “About the Investment Adviser — About the Funds’ Portfolio Managers,” the fifth paragraph under the heading “Portfolio Management Teams” is deleted in its entirety and replaced with the following:

The Small-Cap Equity Fund is managed by David Wiederecht, who is vested with oversight authority over the Fund’s sub-advisers that provide day-to-day management of the assets of the Fund allocated to them. Mr. Wiederecht has full discretion in determining the assets that are allocated to each sub-adviser. The current sub-advisers of the Fund are as follows: Palisade Capital Management L.L.C.; Champlain Investment Partners, LLC; GlobeFlex Capital, LP; Kennedy Capital Management, Inc., and SouthernSun Asset Management, LLC. Additional information about each sub-adviser can be found under the section entitled “About the Sub-Advisers — Small-Cap Equity Fund” later in this Prospectus.

4. On page 68 of the Prospectus under the section entitled “About the Investment Adviser — About the Funds’ Portfolio Managers,” the biography for Judith A. Studer under the heading “Portfolio Manager Biographies” is deleted in its entirety and replaced with the following:

Judith A. Studer is the Chief Market Strategist and a Director at GE Asset Management. She has led the team of portfolio managers for the Total Return Fund since July 2004. Ms. Studer joined GE Asset Management in August 1984 and has held various positions at GE Asset Management including Senior Vice President — U.S. Equities from 1991 to 1995, Senior Vice President — International Equities from 1995 to 2006, President — Investment Strategies from July 2006 to June 2007, and President — U.S. Equities from June 2007 to July 2009.

David Wiederecht is the President and Chief Investment Officer — Investment Strategies and a Director at GE Asset Management. He has served as a portfolio manager of the Small-Cap Equity Fund since September 2010, and will serve as portfolio manager to the Total Return Fund effective January 2011. Mr. Wiederecht joined GE Asset Management in 1988 and has held various positions at GE Asset Management including Vice President — Alternative Investments/Private Equity/Hedge Fund from 1998 to 2004, Managing Director — Alternative Investments from 2004 to 2008, and President — Investment Strategies since 2008.

5. On page 69 of the Prospectus, the first paragraph under the section entitled “About the Sub-Advisers — Small-Cap Equity Fund” is deleted in its entirety and replaced with the following:

Small-Cap Equity Fund and Total Return Fund

The assets of the Small-Cap Equity Fund are allocated to and managed by each of the following sub-advisers: (i) Palisade Capital Management, L.L.C.; (ii) Champlain Investment Partners, LLC; (iii) GlobeFlex Capital, LP; (iv) Kennedy Capital Management, Inc.; and (v) SouthernSun Asset Management, LLC. A portion of the Total Return Fund’s assets are allocated to Kennedy and Palisade, respectively, to be invested in small-cap equity investments. GE Asset Management is responsible for allocating the Small-Cap Equity Fund’s assets among the sub-advisers, and for allocating a portion of the Total Return Fund’s assets to Kennedy and Palisade (Allocated Assets), and for managing the Fund’s cash position. The following sets forth below the information for each sub-adviser:

6. On page 70 of the Prospectus, the following disclosure regarding Kennedy is added:

Kennedy Capital Management, Inc. (Kennedy)

10829 Olive Boulevard

St. Louis, Missouri 63141

Kennedy is a registered investment adviser that was formed in 1980 to provide customized investment management services to corporate and public pension funds, endowments, foundations and multi-employer plans as well as high-net-worth individuals, and specializes in the small and mid-cap asset classes. As of June 30, 2010, Kennedy had approximately $2.9 billion in assets under management. Kennedy’s Allocated Assets are managed by a team of investment professionals led by Mr. Frank Latuda, Jr., CFA.

Mr. Latuda is currently Vice President, Director and Chief Investment Officer of Kennedy as well as portfolio manager of Kennedy’s Small Cap Value I, Mid Cap Value and All Cap Value separately-managed portfolios. As Chief Investment Officer, Mr. Latuda also serves as Chairman of Kennedy’s Investment Policy Committee. Mr. Latuda joined Kennedy as an equity analyst in 1997 and served as Director of Research from 1998 until 2000. He has been portfolio manager since October 2000, when he took over the Small Cap Value I portfolio. Prior to joining Kennedy, he was an analyst with Burns, Pauli, Mahoney Company. Mr. Latuda earned a B.S. in Electrical Engineering from the University of Notre Dame, as well as an M.S. in Electrical Engineering and an M.B.A. from the University of Illinois.

Total Return Fund

At a meeting held on September 10, 2010, the Board of Directors of the Company considered and approved the hiring of Kennedy as an investment sub-adviser for the Total Return Fund and a new sub-advisory agreement (the “Sub-Advisory Agreement”) between Kennedy and the Adviser, on behalf of the Total Return Fund, to be effective during the first quarter of 2011. Kennedy will serve as one of three sub-advisers to the Fund and will manage a portion of the Fund’s assets allocated to it by the Adviser to be invested in small-cap equity investments. Shareholders of the Fund will receive an information statement which will provide more information about Kennedy and the new Sub-Advisory Agreement.

Additionally, effective January 1, 2011, David Wiederecht and Greg Hartch will replace Judith A. Studer as portfolio managers of the Total Return Fund.

In light of the appointment of Kennedy as a sub-adviser to the Total Return Fund as well as the foregoing change to the Total Return Fund’s portfolio management, the Prospectus is revised as follows, effective immediately, with respect to the appointment of Kennedy, and effective January 1, 2011, with respect to change in portfolio managers:

7. On page 38 of the Prospectus, the sub-sections entitled “Investment Sub-Advisers” and “Portfolio Managers” under the section entitled “Portfolio Management” are deleted in their entirety and replaced with the following:

Investment Sub-Advisers

Kennedy Capital Management, Inc. (for small-cap equity investments only)

Palisade Capital Management, L.L.C. (for small-cap equity investments only)

Urdang Securities Management, Inc. (for real estate-related investments only)

Portfolio Managers

The primary individual portfolio managers of the Fund are:

Portfolio Manager	Portfolio manager experience in this Fund	Primary title with Investment Adviser
Paul M. Colonna	5 years	President and Chief Investment Officer – Fixed Income

Greg Hartch	Less than 1 year	Senior Vice President

Ralph R. Layman	13 years	President and Chief Investment Officer – Public Equities

Thomas R. Lincoln	2 years	Senior Vice President

Diane M. Wehner	4 years	Senior Vice President

David Wiederecht	Less than 1 year	President and Chief Investment Officer – Investment Strategies

8. On page 66 of the Prospectus under the section entitled “About the Investment Adviser — About the Funds’ Portfolio Managers,” the twelfth paragraph under the heading “Portfolio Management Teams” is deleted in its entirety and replaced with the following:

The Total Return Fund is managed by a team of portfolio managers that includes Paul M. Colonna, Greg Hartch, Ralph R. Layman, Thomas R. Lincoln, Diane M. Wehner and David Wiederecht. Mr. Hartch and Mr. Wiederecht are vested with oversight authority for determining asset allocations for the Fund, while each of the other portfolio managers is responsible for managing one of the following sub-portfolios: U.S. equity, U.S. mid-cap equity, international equity and fixed income. Mr. Lincoln manages the U.S. equity portion, Ms. Wehner manages the U.S. mid-cap equity portion, Mr. Layman manages the international equity portion and Mr. Colonna manages the fixed income portion, each with a team of portfolio managers and analysts. GE Asset Management has also retained Kennedy and Palisade to act as sub-advisers to that portion of the Total Return Fund’s assets allocated by Mr. Hartch and Mr. Wiederecht to small-cap equity investments, and Urdang to act as sub-adviser to that portion of the Total Return Fund’s assets allocated by Mr. Hartch and Mr. Wiederecht to real estate-related investments. The sub-portfolios underlying the Fund are managed independently of each other, and the portfolio managers have full discretion over their particular sub-portfolio; however, the portfolio management team is collaborative to ensure strict adherence to the Fund’s objective. In addition to oversight authority for asset allocation, Mr. Hartch and Mr. Wiederecht may at times adjust the Fund’s investment exposure through the use of various investment techniques, such as investments in derivative instruments.

9. On page 68 of the Prospectus under the section entitled “About the Investment Adviser — About the Funds’ Portfolio Managers,” the biography for Judith A. Studer is deleted in its entirety and the following biographies for David Wiederecht and Greg Hartch shall be added to the “Portfolio Manager Biographies” section:

For David Wiederecht’s biography, please see No. 4 above.

Greg Hartch is a Senior Vice President — Tactical Asset Allocation at GE Asset Management. He will serve as a portfolio manager to the Strategic Investment Fund effective January 2011. Mr. Hartch joined GE Asset Management in 2002 and has held various positions at GE Asset Management including Senior Vice President — Alternative Assets from 2002 – 2004, Director of Fixed Income Research from 2004 – 2007 and Managing Director — International Real Estate from 2007 to 2010.

10. For additional information with respect to Kennedy as a sub-adviser to the Total Return Fund, please see Nos. 2, 5 and 6 above.

This Supplement should be retained with your Prospectus for future reference.

5